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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 26, 2002

EarthShell Corporation
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-13287 (Commission file number)	77-0322379 (IRS employer identification no.)
800 Miramonte Drive Santa Barbara, California (Address of principal executive offices)		93109 (Zip code)

Registrant's telephone number, including area code (805) 897-2248

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On November 26, 2002, the Registrant issued a press release titled "EarthShell Corporation Receives Notice From Nasdaq Regarding Listing; Trading To Continue On Nasdaq National Market Pending Hearing," a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information Exhibits.

  (c)
  Exhibits:

  99.1
  Press release of EarthShell Corporation dated November 26, 2002, titled "EarthShell Corporation Receives Notice From Nasdaq Regarding Listing; Trading To Continue On Nasdaq National Market Pending Hearing."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2002

EARTHSHELL CORPORATION
By:	/s/ SCOTT HOUSTON
	Name:	D. Scott Houston
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit	Method of Filing
99.1	Press release of EarthShell Corporation dated November 26, 2002, titled "EarthShell Corporation Receives Notice From Nasdaq Regarding Listing; Trading To Continue On Nasdaq National Market Pending Hearing."	Filed electronically herewith

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FORM 8-K
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information Exhibits.
SIGNATURES